SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                May 30, 2006
                                ------------
                                Date of Report
                      (Date of Earliest Event Reported)

                        SOUVALL-PAGE AND COMPANY, INC
                        -----------------------------
            (Exact Name of Registrant as Specified in its Charter)

      Utah                       000-51464               87-0376691
      ----                       ---------              ----------
(State or other juris-      (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)


                   3884 East No. Little Cottonwood Road
                        Salt Lake City, Utah 84092
                        --------------------------
                   (Address of Principal Executive Offices)

                                (801) 942-0555
                                -------------
                                Telephone No.

                          9005 Cobble Canyon Lane
                            Sandy, Utah 84093
                            -----------------
                             (Former Address)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          Effective May 30, 2006, the Board of Directors of Souvall-Page and Company, Inc. (the "Company"), adopted new Bylaws that conform with the provisions of the Utah Revised Business Corporation Act that was adopted in 1992. A copy of these Bylaws is attached hereto and incorporated herein by reference. See Exhibit 3 of Item 9.01.

Item 8.01   Other Events.

          Effective June 5, 2006, the Company declared a dividend on the basis of four shares for each one share owned by the Company's stockholders with a mandatory exchange of stock certificates being required to obtain the dividend, meaning that the dividend is essentially a four for one forward split. For example, if you owned 1,000 shares before the dividend, you would own 4,000 shares after the dividend. In connection with the dividend, the Company was assigned the following Cusip Number: 845907 20 3. The Company will submit an application to the National Association of Securities Dealers, Inc. ("NASD") for quotations on the OTC Bulletin Board, and if accepted, will be assigned a trading symbol; currently there is no public trading market in the Company's common stock. If a trading symbol is assigned to the Company by the NASD, an 8-K Current Report will be filed in that respect.

          All stockholders are advised that there is no need to send in their respective stock certificate(s) and incur the transfer agent's $20 fee to receive the dividend until they wish to dispose of their respective shares; customarily, no fees are charged by a broker/dealer for transfer fees when stock certificates are deposited with a broker/dealer because the broker/dealer usually transfers the stock certificates that it receives to its Depository Trust Company account, as a matter of course. This may allow stockholders to avoid the transfer fees that are required on a mandatory exchange of stock certificates dividend, now and in the future. The Company's records will reflect that the dividend is due to be paid on each current stock certificate number(s) and that the Cusip Number that appears on the stockholders' current stock certificate(s) will entitle each stockholder to the new post-dividend shares or any future capital adjustments that are made while retaining possession of their respective stock certificate(s); however, if the stockholders purchase or sell shares in the Company after June 5, 2006, they will be buying or selling post-dividend shares.

          If any stockholder desires to transfer their respective shares at this time, they are advised to (i) forward their respective stock certificates to Interwest Stock Transfer Company ("Interwest"), our transfer and registrar agent, whose address is 1981 East Murray-Holladay Blvd., P. O. Box 17136, Salt Lake City, Utah 84117, Salt Lake City, Utah 84111; (ii) include a required transfer fee of $20 per each free-trading stock certificate tendered, and $75 per each stock certificate that is imprinted with a "restricted" legend, that must be paid by the stockholder to Interwest; and (iii) that no signature or Medallion signature guarantee will be required on any stock certificate where the stock certificate being tendered is being transferred into the same name.

Item 9.01   Financial Statements and Exhibits.

     (c)   Exhibits.

           Exhibit No.                            Description
           -----------                            -----------

                3                                 Bylaws
                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SOUVALL-PAGE AND COMPANY, INC.


Date: 6/2/06                      /s/ David C. Merrell
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                                 David C. Merrell
                                 President and Director